UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2011


                                 BERRY ONLY INC.
             (Exact name of registrant as specified in its charter)

            Nevada                        333-168897            99-0360497
(State or other jurisdiction of          (Commission           IRS Employer
 incorporation or organization)          File Number)        Identification No.)

                                36 Mclean Street
                               Red Bank, NJ 07701
                    (Address of principal executive offices)

                                 1-732-865-4252
              (Registrant's telephone number, including area code)

                               722B Kingston Road
                         Toronto, Ontario M4E 1R7 Canada
        (Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 30, 2011, David Guest voluntarily tendered his resignation as President, Chief Executive Officer, Chief Financial Officer, Secretary and Director of the Company. By resolution of the Board of Directors, dated November 30, 2011, pursuant to the bylaws of the Company, Lisa Guise has been appointed President, Chief Executive Officer, Chief Financial Officer, Secretary, and a Director of the Company, effective on November 30, 2011.

Ms. Guise graduated Syracuse University. Ms. Guise received her Bachelor's of science degree in speech communications in 1991. Over the past few years Ms. Guise has been an independent business consultant. Her experience includes working with management of privately-held companies to maximize productivity as well as general corporate matters. Ms. Guise has experience in various industries including fitness and transportation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2011                BERRY ONLY INC.


                                        By: /s/ Lisa Guise
                                            ------------------------------------
                                            Lisa Guise
                                            President, Chief Executive Officer
                                            and Chief Financial Officer Director

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